SUMMARY PROSPECTUS

JANUARY 31, 2022

Merlyn.AI Bull-Rider Bear-Fighter ETF

Ticker Symbol: WIZ

Listed on The Nasdaq Stock Market®

Before you invest, you may want to review the statutory prospectus (the “Prospectus”), which contains more information about Merlyn.AI Bull-Rider Bear-Fighter ETF (the “Fund”) and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund, including the Fund’s Statement of Additional Information, online at www.MerlynETFs.com. You can also get this information at no cost by calling 215-882-9983 or by sending an e-mail request to ir@alphaarchitect.com. The current Prospectus and Statement of Additional Information dated January 31, 2022 are incorporated by reference into this Summary Prospectus.

Merlyn.AI Bull-Rider Bear-Fighter ETF

Fund Summary

Investment Objective

Merlyn.AI Bull-Rider Bear-Fighter ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the MAI Bull-Rider Bear-Fighter Index (the “Index”).

Fees And Expenses

This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund (“Shares”). You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	0.00%
Acquired Fund Fees and Expenses[1]	0.34%
Total Annual Fund Operating Expenses[2]	1.29%

[1]	“Acquired Fund Fees and Expenses” are indirect fees and expenses that the Fund incurs from investing in the shares of other investment companies.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. You may also pay brokerage commissions on the purchase and sale of Shares, which are not reflected in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year:	Three Years:	Five Years:	10 Years
$131	$409	$708	$1,556

Portfolio Turnover

The Fund may pay transaction costs, including commissions when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the fiscal year ended September 30, 2021, the Fund’s portfolio turnover rate was 398% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund’s Investment Strategy

The Fund employs a “passive management” (or indexing) investment approach designed to track the performance, before fees and expenses, of the Index.

The Fund employs two different investment strategies depending on whether the Index anticipates a bull market or a bear market. In either case, the Fund will invest primarily in other exchange-traded funds (“ETFs”).

When a bull market is anticipated, the Fund’s portfolio will generally reflect a classic growth portfolio having approximately 80/20 stocks/bonds allocation weights. In addition, the Fund’s portfolio will generally have approximately 75/25 domestic/international equity allocation weights. In that case, the Fund will generally invest in six ETFs that are considered sector ETFs, factor ETFs, style ETFs, country ETFs, global/regions ETFs, and bond ETFs.

●	Sector ETFs are ETFs invest primarily in one of several economic sector sub-categories, such as healthcare, energy, technology, and finance.

●	Factor ETFs are ETFs that invest primarily based on one of several investment factor categories, such as value, growth, dividends, earnings, size, and momentum.

●	Style ETFS are ETFs that invest primarily based on one of several investment style sub-categories, such as large-cap, large-cap growth, large-cap value, mid-cap, mid-cap growth, mid-cap value, small-cap value, equal weight, growth, and value.

●	Country ETFs are ETFs that invest primarily in a single country, which can be any country in the World.

●	Global ETFs are ETFs that invest primarily in one of several broad geo-political region categories, such as global, Europe, Asia Pacific, North America, and emerging markets.

●	Bond ETFs are ETFs that primarily invest in of several bond sub-categories, such as mid-duration treasuries, aggregate bonds, corporate bonds, mortgage bonds, municipal bonds, and high-yield bonds.

Conversely, when a bear market is anticipated, the Fund will generally invest in four or more ETFs that typically have a more conservative risk profile compared to the bull market ETFs. However, except as noted below, even when a bear market is anticipated, the Fund may invest in ETFs that are considered high-risk or are subject to equity market volatility, such as junk bond funds and broad-based U.S. equity market funds. When a bear market is anticipated, the Fund will invest primarily in ETFs that are considered: medium- and long-term treasury funds, aggregate bond funds, long-term bond funds, corporate bond funds, high-yield bond funds, gold funds, and broad-based U.S. equity market funds. However, if the Index anticipates a bear market due to excess market volatility, the Index will be limited to medium- and long-term treasury ETFs.

The categories described above are viewed as general guidelines and the scope of each category is interpreted broadly. As a result, a single ETF may be included in more than one category. Also, in some instances, the Index may select a broad U.S. equity market ETF instead of an ETF from one of the categories described above.

Under normal circumstances, at least 80% of the Fund’s total assets (exclusive of collateral held from securities lending) will be invested in the component securities of the Index. Empowered Funds, LLC (the “Adviser”) expects that, over time, the correlation between the Fund’s performance and that of the Index, before fees and expenses, will be 95% or better.

The Fund will generally use a “replication” strategy to seek to achieve its investment objective, meaning the Fund will invest in all of the component securities of the Index in the same approximate proportions as in the Index, but may, when the Adviser believes it is in the best interests of the Fund, use a “representative sampling” strategy, meaning the Fund may invest in a sample of the securities in the Index whose risk, return and other characteristics closely resemble the risk, return and other characteristics of the Index as a whole.

Up to 20% of the Fund’s assets may be held in cash and cash equivalents (including U.S. treasury bills), or in other ETFs not included in the Index but which the Adviser believes will help the Fund track the Index or as may be necessary for the Fund to comply with regulatory constraints (for example, potential limitations on investments in some underling ETFs).

The Fund will be considered to be non-diversified, which means that it may invest more of its assets in the securities of a single issuer or a smaller number of issuers than if it were a diversified fund.

The Index

The Index seeks to determine whether U.S. equity markets appear to be in an advancing market (a “Bull” indicator) or appear to have an elevated risk of market decline (a “Bear” indicator). The Index uses a computer algorithm to make the assessment. The Index will remain in a Bull mode (or a Bear mode), as the case may be, until the algorithm determines to shift from Bull to Bear (or vice versa). Shifts generally occur at calendar month end, but may occur mid-month if the algorithm anticipates significant market shifts. The Index uses a form of artificial intelligence that seeks to evolve and improve the selection of ETFs over time.

As of September 30, 2021, the Index was weighted as follows: SPDR® S&P® Retail ETF (20%), First Trust Consumer Discretionary AlphaDEX® Fund (15%), iShares Russell Top 200 Growth ETF (15%), SPDR® Bloomberg Barclays High Yield Bond ETF (10%), Vanguard Mega Cap Growth ETF (10%), Invesco S&P 500® Pure Growth ETF (10%), Schwab US Large-Cap Growth ETF (10%), VanEck Fallen Angel High Yield Bond ETF (10%).

Principal Risks

An investment in the Fund involves risk, including those described below. There is no assurance that the Fund will achieve its investment objective. An investor may lose money by investing in the Fund. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any government agency.

Investment Risk. When you sell your Shares of the Fund, they could be worth less than what you paid for them. The Fund could lose money due to short-term market movements and over longer periods during market downturns. Securities may decline in value due to factors affecting securities markets generally or particular asset classes or industries represented in the markets. The value of a security may decline due to general market conditions, economic trends or events that are not specifically related to the issuer of the security or to factors that affect a particular industry or group of industries. During a general downturn in the securities markets, multiple asset classes may be negatively affected. Therefore, you may lose money by investing in the Fund.

Global/Regions Risks. The Fund will be subject to country, global and regions risks. Those risks may be material and the risks differ for each of the various countries and regions.

Foreign Investment Risk. Returns on investments in underlying ETFs that invest foreign securities could be more volatile than, or trail the returns on, ETFs that invest in U.S. securities. Investments in or exposures to foreign securities are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

The Fund will be subject to the foreign investment risks. Those risks may be material and the risks differ for each of the various countries and regions.

Emerging Markets Risk. The Fund may invest in companies organized in developing and emerging market nations, which would typically include countries such as China, India, Taiwan, Thailand, Russia, Peru, Colombia and others. The Fund, however, defers to each underlying Fund’s definition of developing and emerging markets, and the underlying Funds definitions may differ from one another. Nonetheless, investments in securities and instruments traded in developing or emerging markets, or that provide exposure to such securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. Such conditions may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

Factor and Style Investing Risks. The Fund will be subject to the factor and style investing risks. Factor and Style investing focuses on, among others, securities’ attributes such as momentum, value, quality, volatility, large-cap, mid-cap, and small-cap investments. Over time, the various factors and styles tend to move cyclically, where some factors/styles may advance and others lose value, and at other times some of the previously trailing factors advance while some of the previously advancing factors lose favor. The particular factor/style investing by way of which an underlying ETF may invest may become out of favor and certain factors and styles may lose value quickly which could negatively affect the value of the Fund.

Sector Risks. The Fund will be subject to economic sector risks. Those risks may be material and the risks differ for each of the various sectors.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Bond Risks & Bull Index Bond Risks. When the Bull/Bear Indicator reflects a “Bull” designation, the Fund will be subject to bond and fixed income risks. Likewise, when the Bull/Bear Indicator reflects a “Bear” designation, those risks will be heightened, as a higher percentage or all of the then-selected ETFs will be bond and fixed income ETFs.

Changes in interest rates generally will cause the value of fixed-income and bond instruments held by underlying ETFs to vary inversely to such changes. Prices of longer-term fixed-income instruments generally fluctuate more than the prices of shorter-term fixed income instruments as interest rates change. Fixed-income instruments that are fixed-rate are generally more susceptible than floating rate loans to price volatility related to changes in prevailing interest rates. The prices of floating rate fixed-income instruments tend to have less fluctuation in response to changes in interest rates, but will have some fluctuation, particularly when the next interest rate adjustment on such security is further away in time or adjustments are limited in amount over time. Underlying ETFs may invest in short-term securities that, when interest rates decline, affect the ETF’s yield as these securities mature or are sold and the ETF purchases new short-term securities with lower yields. An obligor’s willingness and ability to pay interest or to repay principal due in a timely manner may be affected by, among other factors, its cash flow.

In addition, underlying ETFs may invest in various fixed income and floating rate securities (such as municipal securities and high-yield (junk) bond securities) that are subject to additional risks. Those risks may be material and the risks differ for each of the types of underlying investments.

Gold Risk. The Fund may, from time to time, invest in underlying ETFs that, in turn, invest primary in the gold industry. The prices of gold and gold operation companies are affected by the price of gold as well as other prevailing market conditions. These prices may be volatile, fluctuating substantially over short periods of time. In times of stable economic growth, traditional equity and debt investments could offer greater appreciation potential and the price of gold may be adversely affected.

Momentum Investing Risk. Investing in or having exposure to ETFs with positive momentum entails investing in ETFs that have had above-average recent returns. Returns on ETFs that have previously exhibited momentum may be less than returns on other styles of investing or the overall stock market. Momentum can turn quickly and cause significant variation from other types of investments, and ETFs that previously exhibited high momentum may not experience continued positive momentum.

Non-Diversification Risk. Because the Fund is non-diversified, it may be more sensitive to economic, business, political or other changes affecting individual issuers or investments than a diversified fund, which may result in greater fluctuation in the value of the Fund’s Shares and greater risk of loss.

Concentration Risk. The Fund may be susceptible to an increased risk of loss, including losses due to adverse occurrences affecting the Fund more than the market as a whole, to the extent that one or more underlying ETF’s investments are concentrated in the securities of a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector, or asset class.

High Portfolio Turnover Risk. The Fund’s investment strategy may from time to time result in higher turnover rates. This may increase the Fund’s brokerage commission costs, which could negatively impact the performance of the Fund. Rapid portfolio turnover also exposes shareholders to a higher current realization of short-term capital gains, distributions of which would generally be taxed to you as ordinary income and thus cause you to pay higher taxes.

Fund of Funds Risk. Because it invests primarily in other funds, the Fund’s investment performance largely depends on the investment performance of the selected underlying exchange-traded funds (ETFs). An investment in the Fund is subject to the risks associated with the ETFs that then-currently comprise the Index. At times, certain of the segments of the market represented by constituent ETFs in the Index may be out of favor and underperform other segments. The Fund will indirectly pay a proportional share of the expenses of the underlying ETFs in which it invests (including operating expenses and management fees), which are identified in the fee schedule above as “Acquired Fund Fees and Expenses.”

Quantitative Security Selection Risk. Data for some ETFs and for some of the companies in which the underlying ETFs invest may be less available and/or less current than data for companies in other markets due to various causes, including without limitation, market disruptions, accounting practices, regulatory matters, acts of God, etc. The ETFs selected using a quantitative model could perform differently from the financial markets as a whole, as a result of the characteristics used in the analysis, the weight placed on each characteristic, and changes in the characteristic’s historical trends.

Passive Investment Risk. The Fund is not actively managed and the Adviser will not sell shares of an underlying ETF due to current or projected underperformance of the securities, industries or sector in which it invests, unless that ETF is removed from the Index, sold in connection with a rebalancing of the Index as addressed in the Index methodology, or sold to comply with the Fund’s investment limitations (for example, to maintain the Fund’s tax status). Of course, unlike some index funds that do not change exposure to equities and bonds, the Fund’s investment strategy does change in response to the Index’s anticipation of a bull or bear market. Nonetheless, the Fund will maintain investments until changes to its Index are triggered, which could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Tracking Error Risk. As with all index funds, the performance of the Fund and its Index may differ from each other for a variety of reasons. For example, the Fund incurs operating expenses and portfolio transaction costs not incurred by the Index. In addition, the Fund may not be fully invested in the ETFs of the Index at all times or may hold ETFs not included in the Index.

ETF Risks.

●	Authorized Participants, Market Makers and Liquidity Providers Concentration Risk. The Fund has a limited number of financial institutions that may act as Authorized Participants (“APs”). In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund Shares may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

●	Premium-Discount Risk. The Shares may trade above or below their net asset value (“NAV”). The market prices of Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Shares on The Nasdaq Stock Market (“Exchange”) or other securities exchanges. The trading price of Shares may deviate significantly from NAV during periods of market volatility or limited trading activity in Shares.

●	Cost of Trading Risk. Investors buying or selling Shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Shares.

●	Trading Risk. Although the Shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will be maintained. In addition, trading in Shares on the Exchange may be halted. In stressed market conditions, the liquidity of the Fund’s Shares may begin to mirror the liquidity of its underlying portfolio holdings, which can be less liquid than the Fund’s Shares, potentially causing the market price of the Fund’s Shares to deviate from its NAV.

Monthly Rebalance Risk. Because the Index generally changes its exposure based on data only as of the last business day of each month, (i) the Index’s exposure may be affected by significant market movements at or near month end that are not predictive of the market’s performance for the subsequent month and (ii) changes to the Index’s exposure may lag a significant change in the market’s direction (up or down) by as long as a month if such changes first take effect at or near the beginning of a month. Such lags between market performance and changes to the Index’s exposure may result in significant underperformance relative to the broader equity or fixed income market.

Rebalance Postponement & Ad Hoc Rebalance Risk. Unusual market conditions may cause the Index Provider to postpone a scheduled Index rebalance. A postponement could cause the performance and constituents of the Index, and therefore the Fund, to vary from those expected under normal conditions. Also, the Index Provider may rebalance the Index on an ad hoc basis. When the Index is rebalanced, the Fund will also rebalance its portfolio to attempt to maintain its tracking of the Index. Any transaction costs and market exposure arising from such portfolio rebalancing will be borne directly by the Fund and its shareholders. Therefore, additional ad hoc rebalances may increase the costs to and the tracking error risk of the Fund.

Geopolitical/Natural Disaster Risks. The Fund’s investments are subject to geopolitical and natural disaster risks, such as war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters, epidemics and/or pandemics, which may add to instability in world economies and volatility in markets. The impact may be short-term or may last for extended periods.

PERFORMANCE

The following information provides some indication of the risks of investing in the Fund. The bar chart shows the annual returns for the Fund. The table shows how the Fund’s average annual returns for one-year, and since inception periods compare with those of a broad measure of market performance. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during some of the periods. The returns would be lower without the expense caps. Performance information is also available on the Fund’s website at www.MerlynETFs.com or by calling the Fund at (215) 882-9983.

Calendar Year Total Return as of December 31, 2021

During the period of time shown in the bar chart, the Fund’s highest return for a calendar quarter was 28.40% (quarter ended June 30, 2020) and the Fund’s lowest return for a calendar quarter was -17.28% (quarter ended March 31, 2020).

Average Annual Total Returns

(for periods ended December 31, 2021)

	1 Year	Since Inception (10/16/19)
Return Before Taxes	11.04%	20.05%
Return After Taxes on Distributions	10.88%	19.78%
Return After Taxes on Distributions and Sale of Shares	6.59%	15.55%
80% Solactive GBS United States 1000 Index and 20% Solactive U.S. Aggregate Bond Index (reflects no deduction for fees or expenses1)	19.92%	20.95%
MAI Bull-Rider Bear-Fighter Index (reflects no deduction for fees or expenses1)	12.04%	21.14%

[1]	Index assumes withholding of taxes on dividends.

After-tax returns are calculated using the highest historical individual federal marginal income tax rates during the period covered by the table and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

The Fund’s primary benchmark is comprised of a blend of the Solactive GBS United States 1000 Index (80%) and the Solactive U.S. Aggregate Bond Index (20%). The Solactive GBS United States 1000 Index intends to track the performance of the large and mid-cap segment covering approximately the largest 85% of the free-float market capitalization in the United States. The Solactive U.S. Aggregate Bond Index is a total return index that aims to track the performance of the U.S. dollar-denominated bond market.

Investment Adviser

Empowered Funds, LLC serves as the investment adviser of the Fund.

Portfolio Managers

Mr. Brandon Koepke has been the portfolio manager for the Fund and has managed the Fund since June 2020. Mr. Koepke and Mr. Richard Shaner have been primarily and jointly responsible for the day-to-day management of the Fund since 2022.

Summary Information about Purchases, Sales, Taxes, and Financial Intermediary Compensation

Purchase And Sale Of Fund Shares

The Fund issues and redeems Shares on a continuous basis only in large blocks of Shares, typically 10,000 Shares, called “Creation Units,” and only APs (typically, broker-dealers) may purchase or redeem Creation Units. Creation Units generally are issued and redeemed ‘in-kind’ for securities and partially in cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Once created, individual Shares generally trade in the secondary market at market prices that change throughout the day. Market prices of Shares may be greater or less than their NAV. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities.

Tax Information

The Fund’s distributions generally are taxable to you as ordinary income, capital gain, or some combination of both, unless your investment is in an Individual Retirement Account (“IRA”) or other tax-advantaged account. However, subsequent withdrawals from such a tax-advantaged account may be subject to federal income tax. You should consult your tax advisor about your specific tax situation.

Purchases Through Broker-Dealers And Other Financial Intermediaries

If you purchase Shares through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend Shares over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.